Exhibit 10.2

Debt Assignment Agreement

Party A (Transferor) Dangqun Xiao ID card No.：320926196908304536

Party B (Assignee): Yancheng Dafeng Zesheng Technology Co., Ltd.

Party C (Debtor): Jiangsu Meiyunmei Technology Co., Ltd.

In consideration of：

Party A, in its capacity as the creditor, lawfully holds a claim against Party C totaling RMB 21,000 (hereinafter referred to as the “Target Claim”). Pursuant to equal and voluntary negotiations among the parties, the parties hereby enter into the following agreement regarding the assignment of the Target Claim.

Article 1: Subject Matter of Transfer and Consideration

1.1 Party A hereby transfers to Party B its legally vested rights to the target claims against Party C (including, but not limited to, the principal, interest, liquidated damages, compensation for damages, and all related ancillary rights, such as security rights, mortgage rights, and pledge rights).

1.2 Party B agrees to assume the target claims and the related ancillary rights.

1.3 The consideration shall be transferred at book value, namely RMB 21,000 (Twenty-One Thousand Yuan).

Article 2: Validity of Assignment of Claims

From the date this Agreement becomes effective, the target claim shall be transferred to Party B, and Party B shall become the new creditor of the target claim, enjoying all rights associated with such claim. Party A shall no longer enjoy any rights with respect to the target claim.

Article 3: Dispute Resolution

Any dispute arising from the performance of this Agreement shall first be resolved through consultation between the parties; if such consultation fails, any party shall have the right to initiate legal proceedings before the People’s Court having jurisdiction in the place where Party B is domiciled.

Article 4: Other Agreements

This Agreement is executed in six original copies, with each of the three parties retaining two copies; all copies shall have equal legal effect, and this Agreement shall become effective as of the date on which each party affixes its official company seal (or its dedicated contract seal).

(No text follows.)

Party A (Transferor) Dangqun Xiao (signature)

Party B (Assignee): Yancheng Dafeng Zesheng Technology Co., Ltd. (seal)

Party C (Debtor): Jiangsu Meiyunmei Technology Co., Ltd. (seal)

Date: March 25, 2026

债权转让协议书

甲方（转让方）： 肖觉群　　身份证号码：320926196908304536

乙方（受让方）： 盐城大丰泽盛科技有限公司

丙方（债务人）： 江苏美蕴美科技有限公司

鉴于：

甲方作为债权人，合法享有对丙方的债权合计金额为人民币【21,000】元（以下简称“目标债权”），经各方平等自愿协商，就目标债权转让事宜，达成如下协议：

第一条 转让标的和价款

1.1 甲方将其合法享有的、对丙方的目标债权（包括但不限于本金、利息、违约金、损害赔偿金以及与该债权相关的全部从权利，如担保权、抵押权、质权等）转让给乙方。

1.2 乙方同意承接目标债权以及相关从权利。

1.3 转让价款按账面价值平价转让，即人民币 21,000 元整（贰万壹仟元整）。

第二条 债权转让的效力

自本协议生效之日起，目标债权即转移至乙方，乙方成为目标债权的新的债权人，享有与该债权有关的一切权利。甲方不再享有目标债权的任何权利。

第三条 争议解决

因履行本协议产生的争议，各方应协商解决；协商不成的，任何一方均有权向乙方所在地有管辖权的人民法院提起诉讼。

第四条 其他约定

本协议一式六份，三方各执贰份，具有同等法律效力，自各方加盖公章（或合同专用章）之日起生效。

（以下无正文）

甲方：肖党群

授权代表（签字）：

乙方：盐城大丰泽盛科技有限公司

授权代表（签字）：

日期：

（盖章）

丙方：江苏美蕴美科技有限公司

授权代表（签字）：

日期：

（盖章）

日期：2026年3月25日